EXHIBIT 99.2





                   LOAN MODIFICATION AGREEMENT

        This LOAN MODIFICATION AGREEMENT ("Agreement") is made and entered into this ______ day of June, 1995, by and between Morgan Guaranty Trust Company of New York, a New York banking corporation, acting by, through and under its authorized agent J.P. Morgan Securities, Inc. ("Lender"), AIP Properties #1 L.P., a Delaware limited partnership ("Borrower"), and American Industrial Properties REIT (hereinafter sometimes referred to as "Guarantor").

                        R E C I T A L S:

        A. Borrower owns fee simple title to the real property located in Denver County, Colorado, more particularly described on Exhibit A attached hereto, and all improvements, fixtures, and all appurtenances thereto (collectively, the "Property").

        B. To evidence and secure a loan ("Loan") from AMRESCO Capital Corporation ("Original Lender") to Borrower, Borrower and/or Guarantors executed and delivered to Original Lender the following (which, together with any and all other documents executed in connection with or pertaining to the Loan are hereinafter collectively referred to as the "Loan Documents"):

       1. Note ( the "Note") dated November 15, 1994, in the original principal amount of $12,250,000.00, executed by Borrower and payable to the order of Original Lender (the indebtedness evidenced by the Note and all other indebtedness lawfully secured by the Loan Documents are collectively referred to as the "Indebtedness");

       2.  Mortgage, Deed of Trust and Security Agreement dated
    November 15, 1994, recorded in the Real Property Records of
    Denver County, Colorado ("Deed of Trust");

       3.  Assignment of Leases and Rents dated November 15,
    1994, and recorded in the Real Property Records of Denver
    County, Colorado ("Assignment of Rents");

       4. Guaranty (herein so called) dated November 15, 1994, executed by Guarantor.

       C. The current final maturity date of the Note is December 1, 2001.

        D. Lender is the current owner and holder of the Note and other Loan Documents.

        E.  Borrower and Lender have agreed to modify the Loan
Documents as hereinafter provided.


                       A G R E E M E N T:

        NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Lender, Borrower, and Guarantors agree as follows:

       1.  Amendments to Note.

                   Borrower and Lender hereby agree that the
            Note is amended as follows by:

                   a) Effective June 1, 1995, deleting in its
            entirety the paragraph that reads:

                   "On the first day of January, 1995, and on
            the first day of each calendar month thereafter up to and including the first day of December, 2001, a payment in an amount that would fully amortize the Debt (hereinafter defined), both principal and interest, at the Applicable Interest Rate as of the first day of the month immediately preceding the payment due date, in equal monthly installments over a period, decreasing each month by one month and ending on a fixed date twenty-five (25) years after the date of this Note; provided that notwithstanding such date, the actual Maturity Date (hereinafter defined) shall be as provided below;"

                   b) and effective June 1, 1995, inserting
            therefor the following:

                   "A constant payment of principal and interest
            of $97,896.59, on the first day of July, 1995 and on the first day of each calendar month thereafter up to and including the first day of November, 2001; and"

                   c)  effective June 1, 1995, deleting in its
            entirety the paragraph that reads:

                   "The term "Applicable Interest Rate" means
            from the date of this Note through and including the Maturity Date, a rate equal to the lesser of (a) the maximum rate permitted by applicable law, (b) eleven and three-eighths percent (11.375) per annum (the "Cap Rate") or (c) an adjustable rate calculated each month by an upward adjustment to the nearest one-eighth (1/8th) of one percent (1%) per annum of the sum of (i) three and fifteen one-hundredths percent (3.15%) per annum (the "Adjustable Interest Rate Spread"), plus (ii) the 30-day LIBOR, as defined below. As used herein, "LIBOR" or "30-Day LIBOR" shall mean a per annum interest rate as quoted at Telerate Page 3750 for U.S. dollar deposits for a 30-Day period in the London interbank market in an amount approximately equal to the amount of the Debt. The 30-Day LIBOR used in calculating the first monthly interest payment on the Debt shall be 5.4375% per annum and, subject to the limitations of subparagraphs (a) and (b) above of this paragraph, the Applicable Interest Rate used in calculating such first monthly interest payment on the Debt shall be 8.5875% per annum. Subject to the limitations of subparagraphs (a) and (b) above of this paragraph, the Applicable Interest Rate shall be adjusted on the day that the first interest payment is due and on the first day of each calendar month thereafter during the term of the Debt in accordance with any change in the 30-Day LIBOR as of the date two business days prior to each such adjustment date. In the event Telerate ceases to be available or ceases to display the 30-Day LIBOR, Payee shall select a comparable publication or service to determine the 30-Day LIBOR and shall provide notice thereof to Maker. If Payee at any time determines, in the sole but reasonable exercise of its discretion, that it has miscalculated the amount of the monthly payment of principal and interest (whether because of a miscalculation of the Applicable Interest Rate or otherwise), Payee shall give notice to Maker of the corrected amount of such monthly payment (and the corrected LIBOR, if applicable) and (a) if the corrected amount of such monthly payment represents an increase thereof, then Maker shall, within ten (10) calendar days thereafter, pay to Payee any sums that Maker would have otherwise been obligated to pay to Payee had the amount of such monthly payment not been miscalculated, or (b) if the corrected amount of such monthly payment represents a decrease thereof and Maker is not otherwise in breach or default under any of the terms and provisions of this Note or the other Loan Documents (hereinafter defined), then Maker shall within ten (10) calendar days thereafter receive a credit against the Debt in an amount equal to the sums that Maker would not have otherwise been obligated to pay to Payee had the amount of such monthly payment not been miscalculated."

                   d) and effective June 1, 1995, by inserting
            therefor the following:

                   "The term 'Applicable Interest Rate' means
            from the date of this Note through and including the Maturity Date, a rate of eight and forty one-hundredths percent (8.40%) per annum."

                   e) effective June 1, 1995, deleting on page 4
            of the Note the words:

                   "plus, if the cost of the agreement relating
            to the Cap Rate (the "Rate Cap Agreement") was amortized and included in the Adjustable Interest Rate Spread, then an amount sufficient to pay the unamortized cost of the Rate Cap Agreement which would have been paid during the remainder of the original term of the Debt."

The new payment amount under the Note as modified hereby shall begin with the July 1, 1995 payment. Payments which were due under the Note on June 1, 1995 and earlier shall be unaffected by this Agreement.

        2. References in Loan Documents to the Note, the Deed of Trust, the Assignment of Rents and the Guaranty. All references in the Loan Documents to the Note, the Deed of Trust, the Assignment of Rents and the Guaranty shall henceforth include references to the Note, the Deed of Trust, the Assignment of Rents and the Guaranty, as such documents are modified hereby.

        3. Confirmation of Liens. Borrower hereby modifies and confirms to Lender the security interests, liens and rights of any and all security for the Note, including, without limitation, the liens, security interests and rights set forth in the Loan Documents, to secure payment of the Note as modified hereby. Borrower confirms that the liens, security interests and rights of Lender under the Deed of Trust and other Loan Documents are valid and subsisting liens, security interests and rights against the properties described therein. Borrower confirms that this modification of the Note and other Loan Documents shall in no manner affect or impair any of the liens, security interests or rights securing payment of the Loan, and that of those liens, security interests and rights are not and shall not in any manner be waived, the purpose of this instrument being, in part, to ratify and confirm all of those liens, security interests and rights. Lender shall have the right to exercise all rights and remedies of Lender under the Loan Documents and under applicable law upon the occurrence of any default or event of default under any of the Loan Documents and under any and all existing or future amendments or modifications to any of the Loan Documents or to the terms thereof.

        4. Representations, Warranties, Covenants and Agreements of Borrower. Borrower represents, warrants, covenants and agrees with Lender as follows: (a) the information set forth in the recitals of this Agreement (other than D.) are true and correct in all respects; (b) the representations and warranties of Borrower as set forth in the Loan Documents are true and correct as of the date hereof, except to the extent that such representations and warranties relate solely to an earlier date; and (c) Borrower hereby confirms all covenants, obligations and duties of Borrower under the Loan Documents, as modified herein.


        5. Reaffirmation of Guaranty. Each Guarantor, for valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, hereby consents to and joins in this Agreement and hereby declares to and agrees with Lender that the Guaranty is and shall continue in full force and effect for the benefit of Lender with respect to all obligations arising under the Note and Loan Documents ("Loan Document Obligations"), as amended by this Agreement, that there are no offsets, claims or defenses of Guarantor with respect to the Guaranty nor, to Guarantor's knowledge, with respect to the Loan Document Obligations, that the Guaranty is not released, diminished or impaired in any way by this Agreement or the transactions contemplated hereby, and that the Guaranty is hereby ratified and confirmed in all respects. Each Guarantor acknowledges that without this consent and reaffirmation, Lender would not execute this Agreement or otherwise consent to its terms.

        6. Continued Effect. Except to the extent amended hereby or in connection herewith, all terms, provisions and conditions of the Loan Documents (including, without limitation, the Guaranty) and all documents executed in connection therewith shall remain enforceable and binding in accordance with their respective terms.

        7. Governing Law. The terms and provisions hereof shall be governed by and construed in accordance with the laws of the state in which the Property is located.

        8. Further Amendments. All of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

        9. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of the parties hereto, and each of the parties hereto hereby represents, warrants and covenants to the other that the persons executing this Agreement on behalf of such party have full authority, power and authorization to execute such document and to bind its principal.

        10. NOTICE OF INVALIDITY OF ORAL AGREEMENTS.  THIS
WRITTEN AGREEMENT AND ALL EXHIBITS HERETO AND THE OTHER LOAN
DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND
MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR
SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO
UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        EXECUTED as of the date first above written.

                              LENDER:

                              MORGAN GUARANTY TRUST COMPANY OF
                              NEW YORK,
                              a New York banking corporation

                              By:  J. P. Morgan Securities Inc.,
                                 as agent


                                By:    /s/ Spencer C. Young, III
                                       Spencer C. Young, III
                                       Vice President

                              BORROWER:

                              AIP PROPERTIES #1 L.P.,
                              a Delaware limited partnership

                              By:             AIP TAMARAC, INC.,
                                 a Texas Corporation
                                 General Partner


                                 By:   /s/  David B. Warner
                                       David B Warner
                                       Vice President

                              GUARANTOR:

                              AMERICAN INDUSTRIAL PROPERTIES
                              REIT


                              By:            /s/ David B. Warner
                                 Name:   David B. Warner
                                 Title:   V P


STATE OF    New York

COUNTY OF    New York

        This instrument was acknowledged before me on the 19th day of June, 1995, by Spencer C. Young, III, Vice President of J.P. Morgan Securities, Inc., as agent for Morgan Guaranty Trust Company of New York, a New York banking corporation, on behalf of said corporation.

                          /s/ Jennifer M. Meiners
                    Notary Public Signature

(NOTARY SEAL)


STATE OF    Texas

COUNTY OF    Dallas

        This instrument was acknowledged before me on the 16th day of June, 1995, by David B. Warner , Vice President of AIP Tamarac, Inc., a Texas corporation, on behalf of said corporation as the General Partner of AIP Properties #1 L.P., a Delaware limited partnership on behalf of said limited partnership.


                    /s/ Roxanne L. Y. Lynn
                  Notary Public Signature

(NOTARY SEAL)

STATE OF    Texas

COUNTY OF   Dallas

        This instrument was acknowledged before me on the 16th day of June, 1995, by David B. Warner, Vice President of American
Industrial Properties REIT on behalf of said REIT.



                         /s/ Roxanne L. Y. Lynn
                    Notary Public Signature

(NOTARY SEAL)



After Recording Return To:

Joseph M. Osborne, Esq.
Andrews & Kurth L.L.P.
4400 Thanksgiving Tower
Dallas, Texas 75201

                Exhibit A - Property Description




                         (NOT PROVIDED)